SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015 (December 4, 2014)

ICON VAPOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

8525 Arjons Drive, Suite A

San Diego, CA 92126

Tel. (858) 509-2783

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Closing of Green Tree Acquisition

On December 4, 2014 (the “Closing Date”), Icon Vapor, Inc., a Nevada corporation (the “Company”), Green Tree Syndicate, Inc., a California corporation (“Green Tree”) and the controlling shareholders of Green Tree (the “Green Tree Shareholders”) closed upon that certain Asset Acquisition Agreement (the “Acquisition Agreement”) dated November 3, 2014, which was originally reported on Form 8-K filed with the Commission on November 13, 2014 as Exhibit 2.01 and which is incorporated herein by reference. Pursuant to the closing of the Acquisition Agreement, the Company acquired 100% of the shares of common stock of Green Tree from the Green Tree Shareholders (the “Green Tree Shares”) and, in exchange, issued 33,000,000 restricted shares of its common stock to the Green Tree Shareholders (the “Icon Vapor Shares”), which comprises 44.35% of the Company’s total number of issued and outstanding common stock calculated on a post-acquisition basis. As a result of the closing of the Acquisition Agreement, Green Tree became a wholly-owned subsidiary of the Company.

As a result of the closing of the Acquisition Agreement:

(a) each outstanding Green Tree Share was converted into and became the right to receive a pro rata portion of the Icon Vapor Shares which equal the number of Green Tree Shares held by each Green Tree Shareholder. As a result of the closing of the Acquisition Agreement, the Green Tree Shareholders own a total of 33,000,000 restricted shares of common stock of the Company.

(b) each of the Green Tree Shareholders was granted the right to be paid a pro rata portion of an aggregate purchase price equal to Two Million Dollars ($2,000,000) in cash from the proceeds of future financing.

A description of the specific terms and conditions of the acquisition of Green Tree by the Company is set forth in the Acquisition Agreement, which was originally disclosed on Form 8-K filed with the Commission on November 13, 2014 as Exhibit 2.01 and is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 2.01.

As a result of the closing of the Acquisition Agreement, Green Tree became a wholly-owned subsidiary of the Company. As the Green Tree Shareholders did not obtain the majority of the outstanding shares of the Company through the acquisition, the Company is considered the acquirer for accounting purposes. The financial statements of Green Tree are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

As of the date of the closing of the Acquisition Agreement, there were no material relationships between the Company and Green Tree or between the Company and any of Green Tree’s respective affiliates, directors, or officers, or associates thereof, other than in respect of the Acquisition Agreement.

Item 3.02	Unregistered SALES of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Acquisition Agreement is incorporated by reference into this Item 3.02.

Immediately prior to the Closing Date of the Acquisition Agreement referred to in Item 1.01 above, and as a condition to the Closing of the Acquisition Agreement, the Company issued 33,000,000 restricted shares of the Company’s common stock to the Green Tree Shareholders.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Acquisition Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the acquisition was a private transaction by the Company and did not involve any public offering.  Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 7.01	REGULATION FD DISCLOSURE

Press Releases

On December 4, 2014, Icon Vapor, Inc. (the “Company”) issued a press release regarding the closing of the Asset Acquisition Agreement (the “Acquisition Agreement”) with Green Tree Syndicate, Inc., a California corporation (“Green Tree”). A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Asset Acquisition Agreement by and among the Company, Green Tree, and the shareholders of Green Tree dated November 3, 2014 (1)
99.1	Financial Statements of Green Tree Syndicate, Inc. (2)
99.2	Press Release dated December 4, 2014 (2)

(1)	Filed with the Commission on Form 8-K on November 13, 2014 as Exhibit 2.01.
(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICON VAPOR, INC.

Dated: January 20, 2015	/s/ Daniel Balsiger
By: Daniel Balsiger
Its: Chief Executive Officer